EXHIBIT 10.4

                                GUARANTY BY TRUST

                                                                Phoenix, Arizona
                                                                  April 10, 2002

     This Guaranty, dated as of April 10, 2002, is made by Richard Johnston and Jayne Johnston, as Trustees of the Johnston Family Living Trust created by instrument dated April 11, 1994 as restated on June 29, 1995 (the "Guarantor"), for the benefit of Wells Fargo Business Credit, Inc., a Minnesota corporation (with its participants, successors and assigns, the "Lender").

     The  Lender  and  FM  Precision  Golf   Manufacturing   Corp.,  a  Delaware
corporation and FM Precision Golf Sale Corp., a Delaware corporation (collectively the "Borrower"), are parties to a Credit and Security Agreement dated October 9, 1998, as amended from time to time (as the same may be further amended, supplemented or restated from time to time, the "Credit Agreement") pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower.

     As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty.

     ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

     1. DEFINITIONS. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

     2. INDEBTEDNESS GUARANTEED. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment on October 1, 2002 of the amount of the Revolving Advances applicable to the 2001 Overadvance Limit (as such terms are defined in the Credit Agreement) up to a maximum of $400,000.00, plus accrued interest thereon and all reasonable attorney's fees, collection costs and enforcement expenses referable thereto, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").

     3. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Lender that (i) the Guarantor is a trust, duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its trust agreement or any agreement presently binding on it;
(iii) this Guaranty has been duly executed and delivered by the trustees of the Guarantor and constitutes its lawful, binding and legally enforceable obligation; and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency. The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in the Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Indebtedness guarantied hereby, and that this Guaranty is given for a trust purpose. The Guarantor agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with paragraph 4, if at any time, in the opinion of the trustees, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to the future Indebtedness of the Borrower. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with paragraph 4, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

     4. UNCONDITIONAL NATURE. No act or thing need occur to establish the Guarantor's liability hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof.

     5. DISSOLUTION OR INSOLVENCY OF GUARANTOR. The dissolution or adjudication of bankruptcy of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth. If the Guarantor shall be dissolved, revoked or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     6. NO IMPAIRMENT. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the Guarantor's liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Indebtedness from the Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the Guarantor's liability hereunder; provided that payments received by Lender shall first be used to reduce the Overadvance Limit before being used to reduce other indebtedness due to Lender not then due. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

     7. SUBROGATION. The Guarantor will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the Guarantor as to any of the Indebtedness, or against any person liable therefor, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

     8. ENFORCEMENT EXPENSES. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

     9. LENDER'S RIGHTS. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy

Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

     10. WAIVERS BY GUARANTOR. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty. Guarantor waives the benefits of Arizona Revised Statutes Sections 12-1641, 12-1642, 33-814 and 12-1566.

     11. IF PAYMENTS SET ASIDE, ETC. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     12. ADDITIONAL OBLIGATION OF GUARANTOR. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     13. FINANCIAL INFORMATION. The Guarantor will deliver to the Lender all financial information concerning the Guarantor required to be delivered under the Credit Agreement.

     14. NO DUTIES OWED BY LENDER. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to,
(ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the
Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

     15. MISCELLANEOUS. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Guarantor in connection with this Guaranty may be venued in either the state or federal courts located in Maricopa County, Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Guarantor acknowledges and agrees the Lender shall have recourse against any and all assets of Guarantor for purposes of satisfying Guarantor's obligations hereunder.

     16. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor the date first written above.

                                        THE JOHNSTON FAMILY LIVING TRUST CREATED
                                        BY INSTRUMENT DATED APRIL 11, 1994 AS
                                        RESTATED ON JUNE 29, 1995



                                        /s/ Richard P. Johnston, Trustee
                                        ----------------------------------------
                                        Richard Johnston, as Trustee


                                        /s/ Jayne A. Johnston, Trustee
                                        ----------------------------------------
                                        Jayne Johnston, as Trustee

                                        Address: 4575 West Dove Canyon Place
                                                 Marana, AZ 85653

Consented and Agreed:


/s/ Richard P. Johnston, Trustmaker
-----------------------------------
Richard Johnston, Trustmaker



/s/ Jayne A. Johnston, Trustmaker
-----------------------------------
Jayne Johnston, Trustmaker

State of Arizona

County of Pima

     The foregoing instrument was acknowledged before me this 10th day of April, 2002, by Richard Johnston, as Trustee of the Johnston Family Living Trust created by instrument dated April 11, 1994 as Restated on June 29, 1995.

(Seal and Expiration Date)
     Official Seal
     Christine L. Green                           /s/ Christine L. Green
                                                  ------------------------------
     Notary Public - State of Arizona             Notary Public
     Pima County
     My Commission Expires Sept. 14, 2004


State of Arizona

County of Pima

     The foregoing instrument was acknowledged before me this 10th day of April, 2002, by Jayne Johnston, as Trustee of the Johnston Family Living Trust created by instrument dated April 11, 1994 as Restated on June 29, 1995.

(Seal and Expiration Date)
     Official Seal
     Christine L. Green                           /s/ Christine L. Green
                                                  ------------------------------
     Notary Public - State of Arizona             Notary Public
     Pima County
     My Commission Expires Sept. 14, 2004